--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 15, 2000

Dear Shareholders:

    We are pleased to report on a very favorable annual period for Tax Managed Equity Fund and SunAmerica BioTech/ Health 30 Fund, which is an exciting investment opportunity launched by SunAmerica this past June.

    In keeping with their investment mandates, the Tax Managed Equity Fund minimized its tax liabilities while turning in strong performance and the BioTech/Health 30 Fund successfully offered shareholders aggressive participation in the high growth potential of the biotech/health sector.

    In the pages that follow, you will find a discussion of the Funds' investment performance over the past fiscal year. The analyses highlight key factors influencing recent performance of the Funds and are followed by detailed financial statements for the period ended October 31, 2000.

    Our continuing goal is to provide you with high-quality investment management services across a range of broad-based and specialized mutual funds. As always, we thank you for investing in our family of funds. We value your confidence in us and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President
SunAmerica Mutual Funds

TAX MANAGED EQUITY FUND

    Tax Managed Equity Fund seeks high total return, with a view toward minimizing the impact of taxes on investors' returns. With strategic buy and sell decisions and other cutting-edge tax-management policies, adviser J.P. Morgan successfully kept its tax liability to a minimum. To date, the Fund has not made a capital gains distribution.

    J.P. Morgan employed many techniques to meet its tax-efficiency goals. For example, for most of the fiscal year, the equity markets were dominated by tremendous volatility. There was significant rotation from growth stocks to value stocks as the year progressed. The technology sector experienced a dramatic sell-off from March through May. The healthcare sector was particularly sensitive to presidential campaign rhetoric. From a tax-aware perspective, such volatility provided opportunities to recognize losses and to use those losses to offset gains.

    The primary strategy of J.P. Morgan's tax-aware approach is to earn excess returns through security selection rather than to take major sector bets. The key is to make sure either that gains are offset against losses or that there is what we call controlled capital gains realization. This means that turnover of stocks occurs only when sufficient return is expected from the stock to be purchased to outweigh the taxes on the security to be sold. For the twelve month period ended October 31, 2000, Class A shares of your Fund returned 6.52%, as compared to 6.09% for the S&P 500 Index.*

PORTFOLIO ACTIVITY
    Over the annual period, the Fund's outperformance was primarily due to effective stock selection within the technology and pharmaceuticals sectors. Concerns about valuations, particularly in the red-hot Internet stocks, contributed to great volatility in the technology sector. However, certain technology infrastructure stocks boosted the Fund's annual returns. Contributing most were Sun Microsystems, Inc., EMC Corp. and Cisco Systems, Inc. Sun Microsystems, Inc., a leader in the server business, experienced strong earnings growth in all segments of the company. EMC Corp. posted outstanding earnings and growth, benefiting from ongoing healthy demand for its core business of data storage. Cisco Systems, Inc., a leader in connectivity with routers, has suffered in calendar 2000. Investors became cautious about the company's ability to grow the business off of an enormous base as competition bubbles up within this niche. Still, Cisco Systems, Inc. was a strong performer in the fourth calendar quarter, producing one-year gains of over 45%.

    Another winner for the Fund over the fiscal year was Forest Laboratories, Inc. This pharmaceutical company's new anti-depressant drug, known as Celexa, continued to gain market share. It has also had good results so far in clinical trials for ML3000, a new anti-inflammatory for the treatment of osteoarthritis. Pharmaceutical company, PE Corp.-PE Biosystems, Corp., was a particularly strong performer during the fourth fiscal quarter.

    A few stocks did not fare as well, particularly in the financial services sector. Regional banks, such as U.S. Bancorp and First Union Corp., were especially impacted by rising U.S. interest rates. Once the Federal Reserve Board appeared to be on hold after its May rate hike, the financial stocks rebounded.

    The Fund's biggest detractors from performance were in the computer software and telecommunications-related sectors. Citrix Systems suffered as a result of a slower than anticipated upgrade cycle in Windows 2000, to which the company was leveraged. After a change in senior management that did not resolve some of our uncertainty about the company's future prospects, we completely eliminated the Fund's position in Citrix Systems. WorldCom, Inc. was another disappointment. The proposed and eventual dissolution of its deal with Sprint kept its management pre-occupied. A steeper than expected decline in long distance pricing early in the year and poor earnings reports later in the year pushed the stock even lower. Nortel Networks Corp. declined since we purchased it during this fiscal period. The company met investors' expectation for earnings, but a slowdown in spending by the telecommunications industry overall cast a wide shadow over fiber optics companies. The Fund will continue to hold WorldCom, Inc. and Nortel Networks Corp. as long as its fundamentals remain attractive.

MANAGER OUTLOOK**
    The Federal Reserve Board's interest rate increases over the past fiscal year seem to have had the desired impact of slowing U.S. economic growth. Economic growth worldwide also appears to be moderating off its rapid pace. This could, in turn, lead to disappointments in corporate earnings. Several other factors lead us to a cautious outlook. Reduced capital spending, especially in the telecommunications industry, could have a negative impact on the technology sector. Healthcare/Social Security reform issues could have an impact both on the equity market in general and on the healthcare sector in particular. Higher oil prices are also a concern, as a drag on consumer purchasing power could accelerate an economic slowdown. We expect volatility and sector rotation in the U.S. equity markets to continue.

    Given this outlook, we believe that effective stock selection is the key to success. J.P. Morgan's decision process favors holdings in companies believed to have sustainable competitive advantage and the potential for long-term returns. What is perhaps most important to remember is that our approach to tax-managed investing is designed to outperform in either a growth or value market. Furthermore, tax-aware investing may help increase the after-tax returns you actually receive in both rising and declining equity markets. J.P. Morgan pays attention to the different tax treatments of price appreciation, dividends, and short- and long-term capital gains. This emphasis on after-tax wealth continues to differentiate Tax Managed Equity Fund from most other traditionally managed mutual funds that focus solely on pre-tax performance.

    *Average Annual Return Since Inception with Maximum Sales Charge for
Class A: 5.67%. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    **This discussion was prepared by J.P. Morgan, the subadviser of Tax Managed Equity Fund.

SUNAMERICA BIOTECH/HEALTH 30 FUND

    The SunAmerica Biotech/Health 30 Fund's inception date was June 14, 2000. While this is an annual report, the discussion will focus on the period from inception through October 31, 2000. Given that this is the Fund's first shareholder report, it is well worth reviewing this mutual fund's objective and our investment strategies.

    For the period from inception through October 31, 2000, the Fund's Class A shares returned 27.68%. (Return does not include sales charge.) The Fund outperformed both the S&P 500 Index, which returned -2.80% for the same period, and the AMEX Biotech Index, which returned 25.63% for the period.* Effective individual stock selection was the primary driver of Fund performance.

    SunAmerica Biotech/Health 30 Fund seeks capital appreciation by investing primarily in 30-50 biotechnology companies and healthcare companies of any size that we believe to be the leading producers, providers and/or beneficiaries of new and emerging biotechnology and healthcare trends. The Fund generally will invest in companies that we believe exhibit characteristics that include:

- high growth potential

- large accessible market

- highly proprietary products

- history of operating success

- effective management teams

- leading edge technology

- high degree of intellectual property

- protected patent portfolio

- viable business model

PORTFOLIO ACTIVITY
    While the overall U.S. equity market was fraught with volatility throughout the fiscal period, the biotechnology sector remained in a solid up-trend. Investors generally focused on product-based companies with explosive earnings growth. Several key milestones recently achieved within the sector also kept enthusiasm strong. These included significant clinical advances and ongoing progress towards next-generation therapeutics.

    We use a focused, fundamental, bottom-up approach to individual stock selection. Since inception, we have built a well-diversified basket of securities amongst the various biotechnology/healthcare sub-sectors, including genomics, devices, therapeutics, cardiovascular, generic drugs and specialty pharmaceuticals.

    Top holdings and strong performers for the Fund to date included IDEC Pharmaceuticals Corp., Genentech, Inc., Millennium Pharmaceuticals, Inc., Serono SA and CuraGen Corp.

- Anti-cancer drug Rituxan has made IDEC Pharmaceuticals Corp. an industry leader. Herceptin, a breast cancer therapy, has done the same for Genentech, Inc.

- Millennium Pharmaceuticals, Inc., a U.S. biopharmaceutical company, has collaborative research pacts with Bayer AG, Schering AG and other drug makers to find drug targets and genetic causes for diseases such as Alzheimer's, cancer and asthma.

- Serono SA is Europe's biggest biotechnology company. It is currently focusing on treatments for infertility and multiple sclerosis.

- CuraGen Corp. develops the application of genomics to accelerate the discovery and development of therapeutics and has a proprietary portfolio of products being put into clinical development.

MANAGER OUTLOOK
    Going forward, we expect volatility in the U.S. equity markets in general to continue. We maintain, however, that the backdrop for the biotechnology/healthcare sector remains intact. The biotechnology/healthcare sector is a direct beneficiary of positive secular trends, including an aging population and an increase in drug utilization. Fundamentals for the sector continue to improve as well. A more favorable regulatory environment has resulted in an increasing number of drug approvals in an improved timeframe. There is a maturing and deep pipeline of new drugs among these companies and an increasing number of biotech companies are profitable.

    We believe the greatest growth opportunities in the biotechnology/healthcare sector will lie with those companies that demonstrate the ability to bring new, novel and effective therapeutics to the market. New technologies are accelerating the pace at which new products are being brought to market. Companies that demonstrate the ability to retain the bulk of the economic value created through the development of new therapeutics as well as those that have sustainable business models will be attractive investment candidates. We believe that the dynamic biotechnology/healthcare sector can be a key growth component to a diversified portfolio.

IF YOU WOULD LIKE ADDITIONAL INFORMATION:

    / / Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

    / / Visit www.sunamericafunds.com for more up-to-date information.

                                    SunAmerica Mutual Funds
                                          thanks you for your continued support.

    *The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 as of October 18, 1991. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Both biotechnology and healthcare companies may be significantly affected by government regulations and government approvals of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare.

    Because the Fund is non-diversified, the Portfolio's risk is increased because the effect of each stock on the Fund's performance is greater.

SunAmerica Strategic Investment Series, Inc.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2000

                                                                TAX MANAGED
                                                                   EQUITY       BIOTECH/HEALTH 30
                                                                    FUND              FUND
                                                                ---------------------------------
ASSETS:
Investments securities, at value*...........................    $133,520,714       $66,226,770
Short-term securites*.......................................       4,626,000                --
Repurchase agreements (cost equals market)..................              --         8,065,000
Cash........................................................             676               218
Receivable for shares of beneficial interest sold...........         798,934         2,068,896
Interest and dividends receivable...........................         109,393             3,511
Prepaid expenses............................................           1,139                --
Receivable from investment adviser..........................              --            73,036
                                                                ------------       -----------
    Total assets............................................     139,056,856        76,437,431
                                                                ------------       -----------
LIABILITIES:
Payable for shares of beneficial interest redeemed..........         594,418           448,270
Accrued expenses............................................         147,688           160,399
Investment advisory and management fees payable.............          95,530            43,202
Distribution and service maintenance fees payable...........          91,683            40,902
Payable to investment adviser...............................           5,784                --
Payable for investments purchased...........................              --         1,413,130
                                                                ------------       -----------
      Total liabilities.....................................         935,103         2,105,903
                                                                ------------       -----------
        Net assets..........................................    $138,121,753       $74,331,528
                                                                ============       ===========
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.0001 par value.............    $        957       $       466
Paid-in capital.............................................     128,766,444        64,133,059
                                                                ------------       -----------
                                                                 128,767,401        64,133,525
Accumulated net investment loss.............................          (2,648)               --
Accumulated undistributed net realized gain (loss) on
   investments..............................................      (4,798,139)        2,641,430
Net unrealized appreciation of investments..................      14,155,139         7,556,573
                                                                ------------       -----------
      Net assets............................................    $138,121,753       $74,331,528
                                                                ============       ===========
*Identified cost
Investment securities.......................................    $119,365,575       $58,670,197
                                                                ============       ===========
Short-term securities.......................................    $  4,626,000       $        --
                                                                ============       ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2000 -- (CONTINUED)

                                                                TAX MANAGED
                                                                  EQUITY       BIOTECH/HEALTH 30
                                                                   FUND              FUND
                                                                --------------------------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $38,801,906       $30,488,524
Shares of beneficial interest issued and outstanding........      2,668,346         1,909,996
Net asset value and redemption price per share..............    $     14.54       $     15.96
Maximum sales charge (5.75% of offering price)..............           0.89              0.97
                                                                -----------       -----------
Maximum offering price to public............................    $     15.43       $     16.93
                                                                ===========       ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $47,972,249       $23,457,022
Shares of beneficial interest issued and outstanding........      3,335,796         1,473,604
Net asset value, offering and redemption price per share
  (excluding any applicable contingent deferred sales
  charge)...................................................    $     14.38       $     15.92
                                                                ===========       ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
Net assets..................................................    $51,347,598       $20,385,982
Shares of beneficial interest issued and outstanding........      3,566,060         1,279,877
Net asset value and redemption price per share
  (excluding any applicable contigent deferred sales
  charge)...................................................    $     14.40       $     15.93
Maximum sales charge (1.00% of offering price)..............           0.15              0.16
                                                                -----------       -----------
Maximum offering price to public............................    $     14.55       $     16.09
                                                                ===========       ===========

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                TAX MANAGED
                                                                  EQUITY       BIOTECH/HEALTH 30
                                                                   FUND              FUND@
                                                                --------------------------------
INVESTMENT INCOME:
Income:
  Interest..................................................    $   183,988       $   211,361
  Dividends*................................................      1,399,738             8,727
                                                                -----------       -----------
    Total investment income.................................      1,583,726           220,088
                                                                -----------       -----------
Expenses:
  Investment advisory and management fees...................      1,025,210           136,263
  Distribution and service maintenance fees--Class A........        127,847            38,939
  Distribution and service maintenance fees--Class B........        407,103            37,983
  Distribution and service maintenance fees--Class II.......        433,750            32,446
  Transfer agent fees and expenses--Class A.................         86,738            27,213
  Transfer agent fees and expenses--Class B.................         95,356             9,671
  Transfer agent fees and expenses--Class II................        101,850             8,240
  Custodian fees and expenses...............................         82,844            28,228
  Registration fees--Class A................................         29,324            29,977
  Registration fees--Class B................................         32,107            29,977
  Registration fees--Class II...............................         34,482            29,977
  Printing expense..........................................         69,545            19,620
  Audit and tax consulting fees.............................         24,270            24,105
  Legal fees and expenses...................................          9,110             2,835
  Directors' fees and expenses..............................          4,073               500
  Insurance expense.........................................            169                --
  Miscellaneous expenses....................................          3,693             1,615
                                                                -----------       -----------
    Total expenses..........................................      2,567,471           457,589
    Less: expenses waived/reimbursed by investment
       adviser..............................................       (271,944)         (126,569)
    Less: custody credits earned on cash balances...........            (99)           (3,631)
                                                                -----------       -----------
    Net expenses............................................      2,295,428           327,389
                                                                -----------       -----------
Net investment loss.........................................       (711,702)         (107,301)
                                                                -----------       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on investments.....................     (3,887,700)        2,722,129
Net change in unrealized appreciation/depreciation of
   investments..............................................     10,120,607         7,556,573
                                                                -----------       -----------
Net realized and unrealized gain on investments.............      6,232,907        10,278,702
                                                                -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 5,521,205       $10,171,401
                                                                ===========       ===========
*Net of foreign withholding taxes on dividends of...........    $     7,814       $       138
                                                                ===========       ===========

       @ Commenced operations June 14, 2000

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                    TAX MANAGED EQUITY FUND           BIOTECH/HEALTH 30 FUND
                                              ------------------------------------    ----------------------
                                                                   FOR THE PERIOD         FOR THE PERIOD
                                                  FOR THE          MARCH 1, 1999*         JUNE 14, 2000*
                                                 YEAR ENDED           THROUGH                THROUGH
                                              OCTOBER 31, 2000    OCTOBER 31, 1999       OCTOBER 31, 2000
                                              ----------------    ----------------       ----------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss.....................      $   (711,702)        $  (136,397)          $  (107,301)
  Net realized gain (loss) on
     investments..........................        (3,887,700)           (910,439)            2,722,129
  Net change in unrealized appreciation/
     depreciation on investments..........        10,120,607           4,034,532             7,556,573
                                                ------------         -----------           -----------
Net increase in net assets resulting from
   operations.............................         5,521,205           2,987,696            10,171,401
                                                ------------         -----------           -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 6)....        52,125,072          77,387,780            64,160,127
                                                ------------         -----------           -----------
TOTAL INCREASE IN NET ASSETS..............        57,646,277          80,375,476            74,331,528

NET ASSETS:
Beginning of period.......................        80,475,476             100,000                    --
                                                ------------         -----------           -----------
End of period.............................      $138,121,753         $80,475,476           $74,331,528
                                                ============         ===========           ===========
Accumulated net investment loss...........      $     (2,648)        $    (1,592)          $        --
                                                ============         ===========           ===========

       * Commencement of Operations

        See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS
                            TAX MANAGED EQUITY FUND

                                                   NET GAIN
                                                  ON INVEST-      TOTAL      DIVIDENDS   DISTRI-
                        NET ASSET                 MENTS (BOTH      FROM      FROM NET    BUTIONS               NET ASSET
                         VALUE,     NET INVEST-    REALIZED      INVEST-      INVEST-      FROM      TOTAL      VALUE,
        PERIOD          BEGINNING      MENT           AND          MENT        MENT      CAPITAL    DISTRI-     END OF
        ENDED           OF PERIOD     LOSS(1)     UNREALIZED)   OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD
----------------------  ---------   -----------   -----------   ----------   ---------   --------   --------   ---------

                                                        CLASS A
3/01/99-
  10/31/99(3).........   $12.50       $   --          $1.15        $1.15       $  --      $  --      $  --      $13.65
   10/31/00...........    13.65        (0.02)          0.91         0.89          --         --         --       14.54

                                                        CLASS B
3/01/99-
  10/31/99(3).........   $12.50       $(0.06)         $1.14        $1.08       $  --      $  --      $  --      $13.58
   10/31/00...........    13.58        (0.11)          0.91         0.80          --         --         --       14.38

                                                        CLASS II
3/01/99-
  10/31/99(3).........   $12.50       $(0.06)         $1.16        $1.10       $  --      $  --      $  --      $13.60
   10/31/00...........    13.60        (0.11)          0.91         0.80          --         --         --       14.40


                                                               RATIO OF NET
                                    NET ASSETS    RATIO OF      INVESTMENT
                                      END OF      EXPENSES         LOSS
        PERIOD            TOTAL       PERIOD     TO AVERAGE     TO AVERAGE    PORTFOLIO
        ENDED           RETURN(2)    (000'S)     NET ASSETS     NET ASSETS    TURNOVER
----------------------  ---------   ----------   -----------   ------------   ---------
                                                    CLASS A
3/01/99-
  10/31/99(3).........    9.20%       $25,067    1.45%(4)(5)   (0.02)%(4)(5)     9%
   10/31/00...........    6.52         38,802    1.45(5)       (0.14)(5)         7
                                                    CLASS B
3/01/99-
  10/31/99(3).........    8.64%       $27,524    2.10%(4)(5)   (0.74)%(4)(5)     9%
   10/31/00...........    5.89         47,972    2.10(5)       (0.79)(5)         7
                                                   CLASS II
3/01/99-
  10/31/99(3).........    8.80%       $27,884    2.10%(4)(5)   (0.75)%(4)(5)     9%
   10/31/00...........    5.88         51,348    2.10(5)       (0.79)(5)         7

-------------

                  (1)   Calculated based upon average shares outstanding
                  (2) Total return is not annualized and does not reflect sales load
                  (3)   Commencement of operations
                  (4)   Annualized
                  (5) Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/99    10/31/00
                                                                     --------    --------
      Tax Managed Equity Class A.................................     1.07%       0.23%
      Tax Managed Equity Class B.................................     0.84        0.22
      Tax Managed Equity Class II................................     0.83        0.22

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                             BIOTECH/HEALTH 30 FUND

                                                   NET GAIN
                                                  ON INVEST-      TOTAL      DIVIDENDS   DISTRI-
                        NET ASSET                 MENTS (BOTH      FROM      FROM NET    BUTIONS               NET ASSET
                         VALUE,     NET INVEST-    REALIZED      INVEST-      INVEST-      FROM      TOTAL      VALUE,
        PERIOD          BEGINNING      MENT           AND          MENT        MENT      CAPITAL    DISTRI-     END OF
        ENDED           OF PERIOD     LOSS(1)     UNREALIZED)   OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD
----------------------  ---------   -----------   -----------   ----------   ---------   --------   --------   ---------

                                                        CLASS A
6/14/00-
  10/31/00(3).........   $12.50       $(0.02)         $3.48        $3.46          --         --         --      $15.96

                                                        CLASS B
6/14/00-
  10/31/00(3).........   $12.50       $(0.05)         $3.47        $3.42          --         --         --      $15.92

                                                        CLASS II
6/14/00-
  10/31/00(3).........   $12.50       $(0.05)         $3.48        $3.43          --         --         --      $15.93


                                                               RATIO OF NET
                                    NET ASSETS    RATIO OF      INVESTMENT
                                      END OF      EXPENSES         LOSS
        PERIOD            TOTAL       PERIOD     TO AVERAGE     TO AVERAGE    PORTFOLIO
        ENDED           RETURN(2)    (000'S)     NET ASSETS     NET ASSETS    TURNOVER
----------------------  ---------   ----------   -----------   ------------   ---------
                                                    CLASS A
6/14/00-
  10/31/00(3).........   27.68%       $530,489   1.55%(4)(5)   (0.28)%(4)(5)    112%
                                                    CLASS B
6/14/00-
  10/31/00(3).........   27.36%       $23,457    2.20%(4)(5)   (1.08)%(4)(5)    112%
                                                   CLASS II
6/14/00-
  10/31/00(3).........   27.44%       $20,386    2.20%(4)(5)   (1.07)%(4)(5)    112%

-------------

                  (1)   Calculated based upon average shares outstanding
                  (2) Total return is not annualized and does not reflect sales load
                  (3)   Commencement of operations
                  (4)   Annualized
                  (5) Net of the following expense reimbursements (based on average net assets):

                                                                     10/31/00
                                                                     --------
      Biotech/Health 30 Fund Class A.............................     0.49%
      Biotech/Health 30 Fund Class B.............................     0.96
      Biotech/Health 30 Fund Class II............................     1.09

See Notes to Financial Statements

Tax Managed Equity Fund
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000

                                                    VALUE
       SECURITY DESCRIPTION           SHARES       (NOTE 2)

COMMON STOCK -- 96.7%
AUTOMOTIVE -- 0.8%
  Johnson Controls, Inc...........     17,600    $  1,049,400
                                                 ------------
BANKS -- 4.2%
  Bank of America Corp............     27,200       1,307,300
  First Union Corp................     42,400       1,285,250
  KeyCorp.........................     32,500         802,344
  U.S. Bancorp....................     97,100       2,348,606
                                                 ------------
                                                    5,743,500
                                                 ------------
BROADCASTING & MEDIA -- 4.9%
  AT&T Corp.-Liberty Media Corp.,
    Class A+......................     56,200       1,011,600
  Comcast Corp., Class A+.........     29,700       1,210,275
  News Corp. Ltd. ADR.............     41,600       1,788,800
  Seagram Co., Ltd................     29,900       1,708,037
  Time Warner, Inc................     12,900         979,239
                                                 ------------
                                                    6,697,951
                                                 ------------
BUSINESS SERVICES -- 0.4%
  United Parcel Service, Inc.
    Class B.......................      9,715         590,186
                                                 ------------
CHEMICALS -- 1.0%
  Rohm & Haas Co..................     46,100       1,385,881
                                                 ------------
COMMUNICATION EQUIPMENT -- 6.4%
  Cisco Systems, Inc.+............    103,400       5,570,675
  Lucent Technologies, Inc........     28,000         652,750
  Motorola, Inc...................     18,000         448,875
  Nortel Networks Corp............     36,662       1,668,121
  Tellabs, Inc.+..................     10,000         499,375
                                                 ------------
                                                    8,839,796
                                                 ------------
COMPUTERS & BUSINESS EQUIPMENT -- 9.6%
  Compaq Computer Corp............     16,200         492,642
  EMC Corp.+......................     51,000       4,542,187
  International Business Machines
    Corp..........................     19,800       1,950,300
  Sun Microsystems, Inc.+.........     56,200       6,231,175
                                                 ------------
                                                   13,216,304
                                                 ------------
COMPUTER SOFTWARE -- 4.1%
  Microsoft Corp.+................     57,100       3,932,763
  NCR Corp........................     14,504         625,485
  Siebel Systems, Inc.+...........     10,000       1,049,375
                                                 ------------
                                                    5,607,623
                                                 ------------
CONGLOMERATE -- 8.4%
  General Electric Co.............     93,300       5,114,006
  Honeywell International, Inc....     35,500       1,910,344
  Tyco International Ltd..........     81,500       4,620,031
                                                 ------------
                                                   11,644,381
                                                 ------------
                                                    VALUE
       SECURITY DESCRIPTION           SHARES       (NOTE 2)

ELECTRONICS -- 3.9%
  Intel Corp......................     72,200    $  3,249,000
  Texas Instruments, Inc..........     44,800       2,198,000
                                                 ------------
                                                    5,447,000
                                                 ------------
ENERGY SERVICES -- 1.0%
  Baker Hughes, Inc...............     42,000       1,443,750
                                                 ------------
ENERGY SOURCES -- 5.6%
  Exxon Mobil Corp................     65,310       5,824,836
  Royal Dutch Petroleum Co. GDR...     31,700       1,882,187
                                                 ------------
                                                    7,707,023
                                                 ------------
FINANCIAL SERVICES -- 8.0%
  Ambac Financial Group, Inc......     20,600       1,644,138
  Associates First Capital Corp.,
    Class A.......................     17,000         631,125
  Citigroup, Inc..................     39,866       2,097,948
  E*TRADE Group, Inc.+............     40,000         582,500
  Federal National Mortgage
    Association Corp..............      7,500         577,500
  Goldman Sachs Group, Inc........     23,502       2,345,793
  Washington Mutual, Inc..........     38,900       1,711,600
  Wells Fargo & Co................     31,000       1,435,688
                                                 ------------
                                                   11,026,292
                                                 ------------
FOOD, BEVERAGE & TOBACCO -- 3.6%
  Coca-Cola Co....................     21,400       1,292,025
  PepsiCo, Inc....................     32,300       1,564,531
  Philip Morris Cos., Inc.........     56,300       2,061,988
                                                 ------------
                                                    4,918,544
                                                 ------------
FOREST PRODUCTS -- 0.5%
  Temple-Inland, Inc..............     16,900         756,275
                                                 ------------
HOUSEHOLD PRODUCTS -- 2.8%
  Clorox Co.......................     10,900         486,412
  Estee Lauder Cos., Inc., Class
    A.............................     18,000         835,875
  Gillette Co.....................     27,200         948,600
  Procter & Gamble Co.............     23,300       1,664,494
                                                 ------------
                                                    3,935,381
                                                 ------------
INSURANCE -- 2.9%
  Marsh & McLennan Cos., Inc......     18,400       2,405,800
  XL Capital Ltd., Class A........     20,100       1,545,188
                                                 ------------
                                                    3,950,988
                                                 ------------
INTERNET SOFTWARE -- 1.6%
  America Online, Inc.+...........     24,300       1,225,449
  Exodus Communications, Inc.+....     29,600         993,450
                                                 ------------
                                                    2,218,899
                                                 ------------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000 -- (CONTINUED)


                                                    VALUE
       SECURITY DESCRIPTION           SHARES       (NOTE 2)
COMMON STOCK -- (CONTINUED)
MACHINERY -- 0.5%
  Deere & Co......................     19,400    $    714,163
                                                 ------------
MEDICAL INSTRUMENTS -- 1.0%
  PE Corp.-PE Biosystems Group....     12,000       1,404,000
                                                 ------------
MEDICAL PRODUCTS -- 1.4%
  Forest Laboratories, Inc.+......     11,800       1,563,500
  Millennium Pharmaceuticals,
    Inc.+.........................      5,000         362,813
                                                 ------------
                                                    1,926,313
                                                 ------------
METALS & MINING -- 0.7%
  Alcoa, Inc......................     32,928         944,622
                                                 ------------
PHARMACEUTICALS -- 9.7%
  ALZA Corp.+.....................     18,900       1,529,719
  American Home Products Corp.....     31,300       1,987,550
  Bristol-Myers Squibb Co.........     37,100       2,260,781
  Eli Lilly and Co................     25,400       2,270,125
  Pfizer, Inc.....................     44,325       1,914,286
  Pharmacia Corp..................     53,200       2,926,000
  Schering-Plough Corp............      8,700         449,681
                                                 ------------
                                                   13,338,142
                                                 ------------
RETAIL STORES -- 4.0%
  Gap, Inc........................     30,300         782,119
  Home Depot, Inc.................     18,550         797,650
  Target Corp.....................     48,200       1,331,525
  Wal-Mart Stores, Inc............     58,300       2,645,362
                                                 ------------
                                                    5,556,656
                                                 ------------
TELECOMMUNICATIONS -- 6.0%
  AT&T Corp.......................     28,550         662,003
  Corvis Corp.+...................      2,616         171,675
  Global Crossing Ltd.............     15,000         354,375
  JDS Uniphase Corp.+.............      5,000         406,875
  Level 3 Communications, Inc.+...      8,100         386,269
  SBC Communications, Inc.........     43,900       2,532,481

                                        SHARES/
                                    PRINCIPAL AMOUNT       VALUE
       SECURITY DESCRIPTION          (IN THOUSANDS)       (NOTE 2)

TELECOMMUNICATIONS (CONTINUED)
  Sprint Corp. (PCS Group)+.......          11,400      $    434,625
  Verizon Communications..........          37,730         2,181,266
  WorldCom, Inc.+.................          50,850         1,207,687
                                                        ------------
                                                           8,337,256
                                                        ------------
TRANSPORTATION -- 0.9%
  Union Pacific Corp..............          25,500         1,195,313
                                                        ------------
UTILITIES -- 2.8%
  CP&L Energy, Inc................          25,000         1,007,812
  Dominion Resources, Inc.........          15,400           917,263
  Entergy Corp....................          29,000         1,111,062
  PG&E Corp.......................          33,000           888,938
                                                        ------------
                                                           3,925,075
                                                        ------------
TOTAL INVESTMENT SECURITIES -- 96.7%
  (cost $119,365,575).............                       133,520,714
                                                        ------------
SHORT-TERM SECURITIES -- 3.3%
  Time Deposit with State Street
    Bank & Trust Co.
    4.50% due 11/01/00
    (cost $4,626,000).............  $        4,626         4,626,000
                                                        ------------
TOTAL INVESTMENTS --
  (cost $123,991,575).............           100.0%      138,146,714
Liabilities in excess of other
  assets..........................             0.0           (24,961)
                                    --------------      ------------
NET ASSETS --.....................           100.0%     $138,121,753
                                    ==============      ============

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")
GDR                     ("Global Depository Receipt")

See Notes to Financial Statements

SunAmerica Biotech/Health 30 Fund
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2000

                                                     VALUE
       SECURITY DESCRIPTION            SHARES      (NOTE 2)

COMMON STOCK -- 89.1%
BIOMEDICAL -- 23.2%
  Arena Pharmaceuticals, Inc.+.....     10,000    $   349,375
  Ciphergen Biosystems, Inc.+......     80,000      2,480,000
  Eden Bioscience Corp.+...........     15,000        568,125
  Enzon, Inc.+.....................     40,000      2,850,000
  Genentech, Inc.+.................     24,000      1,980,000
  Human Genome Sciences, Inc.+.....     12,400      1,096,044
  IDEC Pharmaceuticals Corp.+......     10,000      1,961,250
  Illumina Corp.+..................     60,000      1,950,000
  Large Scale Biology Corp.+.......     60,000      1,113,750
  Paradigm Genetics Corp.+.........     60,000        952,500
  Rosetta Inpharmatics, Inc.+......     60,500      1,342,343
  Variagenics Corp.+...............     35,000        577,500
                                                  -----------
                                                   17,220,887
                                                  -----------
GENOMICS -- 12.7%
  Affymetrix, Inc.+................     25,000      1,384,375
  CuraGen Corp.+...................     50,000      3,231,250
  Genomic Solutions, Inc...........     30,000        420,000
  Incyte Genomics, Inc.+...........     20,000        732,500
  Lexicon Genetics, Inc.+..........     20,000        405,000
  Millennium Pharmaceuticals,
    Inc.+..........................     28,000      2,031,750
  Myriad Genetics, Inc.+...........     10,000      1,200,000
                                                  -----------
                                                    9,404,875
                                                  -----------
HOSPITALS -- 3.4%
  Province Healthcare Co.+.........     60,000      2,527,500
                                                  -----------
MEDICAL DRUGS -- 20.4%
  Alliance Pharmaceutical Corp.+...    100,000      1,418,750
  ALZA Corp.+......................     20,000      1,618,750
  Andrx Group+.....................     15,000      1,080,000
  Celgene Corp.+...................     30,000      1,931,250
  Forest Laboratories, Inc.+.......     10,000      1,325,000
  MedImmune, Inc.+.................     20,000      1,307,500
  Pfizer, Inc......................     22,875        987,914
  Schering-Plough Corp.............     40,000      2,067,500
  Serono SA ADR+...................     75,000      1,696,875
  Teva Pharmaceutical
    Industries Ltd. ADR............     18,000      1,064,250
  Versicor Corp.+..................     50,000        656,250
                                                  -----------
                                                   15,154,039
                                                  -----------
MEDICAL INFORMATION SYSTEMS -- 3.4%
  Cerner Corp.+....................     40,000      2,477,500
  Informax, Inc.+..................      1,000         27,813
                                                  -----------
                                                    2,505,313
                                                  -----------

                                         SHARES/
                                     PRINCIPAL AMOUNT       VALUE
       SECURITY DESCRIPTION           (IN THOUSANDS)      (NOTE 2)

MEDICAL INSTRUMENTS -- 8.8%
  PE Corp.-PE Biosystems Group.....          11,000      $ 1,287,000
  PerkinElmer, Inc.................          15,000        1,792,500
  Techne Corp.+....................          18,000        2,029,500
  Waters Corp.+....................          20,000        1,451,250
                                                         -----------
                                                           6,560,250
                                                         -----------
MEDICAL INSURANCE -- 1.4%
  Oxford Health Plans, Inc.+.......          30,000        1,012,500
                                                         -----------
MEDICAL SUPPLIES -- 2.8%
  Charles River Laboratories
    International, Inc.+...........          80,000        2,100,000
                                                         -----------
RESPIRATORY PRODUCTS -- 0.7%
  Edwards Lifesciences Corp.+......          40,000          537,500
                                                         -----------
TELECOMMUNICATIONS -- 0.0%
  Aspect Communications Corp.+.....           2,000           32,969
                                                         -----------
THERAPEUTICS -- 12.3%
  CV Therapeutics, Inc.+...........          20,000        1,575,000
  Dyax Corp.+......................          50,000        1,856,250
  Gilead Sciences, Inc.+...........          15,000        1,290,000
  Immunex Corp.+...................          20,000          851,250
  Introgen Therapeutics, Inc.+.....         125,000        1,476,562
  Medicines, Co.+..................          50,000        1,506,250
  Progenics Pharmaceuticals,
    Inc.+..........................          25,000          615,625
                                                         -----------
                                                           9,170,937
                                                         -----------
TOTAL INVESTMENT SECURITIES -- 89.1%
  (cost $58,670,197)...............                       66,226,770
                                                         -----------
REPURCHASE AGREEMENT -- 10.8%
  Joint Repurchase Agreement with
    State Street Bank & Trust Co.
    (Note 2)
    (cost $8,065,000)..............  $        8,065        8,065,000
                                                         -----------
TOTAL INVESTMENTS --
  (cost $66,735,197)...............            99.9%      74,291,770
Other assets less liabilities......             0.1           39,758
                                     --------------      -----------
NET ASSETS --......................           100.0%     $74,331,528
                                     ==============      ===========

------------

+                       Non-income producing security
ADR                     ("American Depository Receipt")

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end, diversified investment company organized as a Maryland corporation on December 16, 1998. It currently consists of two different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following
   Funds: Tax Managed Equity Fund ("Tax Managed Equity Fund"), and SunAmerica Biotech/Health 30 Fund ("Biotech/Health 30 Fund"). The investment objective for each of the Funds is as follows:

   Tax Managed Equity Fund seeks high total return with a view towards minimizing the impact of the capital gains taxes on investors' returns.

   Biotech/Health 30 Fund seeks long-term growth of capital by investing in securities of companies principally engaged in biotechnology and healthcare, without regard to market capitalization.

   Each Fund currently offers three classes of shares. The cost structure for each class is as follows:

      Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                                 $1,000,000 will be subject to a contingent deferred sales
                                 charge on redemptions made within two years of purchase.
      Class B shares--           Offered at net asset value per share without an initial
                                 sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                                 Class A shares on the first business day of the month after seven years from the issuance of such shares and at such
                                 time will be subject to the lower distribution fee
                                 applicable to Class A shares.
      Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within 18 months of the
                                 date of purchase are subject to a contingent deferred sales charge.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that
   Class B shares and Class II shares are subject to higher distribution fee rates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

   The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. The Funds may make use of a pricing service in the determination of their net asset value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

   As of October 31, 2000, Biotech/Health 30 Fund had a 3.7% undivided interest which represented $8,065,000 in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement 6.30% dated 10/31/00, in the principal amount of $220,932,000 repurchase price $220,970,663 due 11/01/00, collaterized by $4,970,000 U.S. Treasury Note 6.13% due 8/31/02,
   $49,090,000 U.S. Treasury Note 4.88% due 3/31/01, $48,640,000 U.S. Treasury
   Note 5.63% due 2/28/01, $24,330,000 U.S. Treasury Note 4.50% due 1/31/01,
   $24,290,000 U.S. Treasury Note 5.75% due 8/15/03, $24,245,000 U.S. Treasury
   Note 5.25% due 1/31/01 and, $37,530,000 U.S. Treasury Bond 8.50% due 2/15/20,
   approximate aggregate value $225,382,714.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate methods.

   The Funds issue and redeem shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

   The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

   For the year ended October 31, 2000, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                           ACCUMULATED     ACCUMULATED
                                          UNDISTRIBUTED   UNDISTRIBUTED       PAID
                                          NET REALIZED    NET INVESTMENT       IN
                                            GAIN/LOSS      INCOME/LOSS      CAPITAL
                                          -------------   --------------   ----------
Tax Managed Equity Fund.................      $     --        $710,646     $(710,646)
Biotech/Health 30.......................       (80,699)        107,301       (26,602)

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Corporation, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of each respective Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel,

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

   including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Funds to SAAMCo is computed daily and payable monthly, at an annual rate of 0.85% of the average daily net assets for the Tax Managed Equity Fund, and 0.75% of the average daily net assets for the Biotech/Health 30 Fund. For the year ended October 31, 2000, SAAMCo earned fees in the amount stated on the Statement of Operations.

   SAAMCo acts as Adviser to the Biotech/Health 30 Fund, and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") acts as Adviser to the Tax Managed Equity Fund pursuant to a subadvisory agreement with SAAMCo. Under the subadvisory agreement, J.P. Morgan manages the investment and reinvestment of the assets of the Tax Managed Equity Fund. J.P. Morgan is independent of SAAMCo and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SAAMCo, which pays the fees. The annual rate of fees payable by SunAmerica to J.P. Morgan will be 0.45% of Tax Managed Equity Fund's average daily net assets up to $200 million, 0.40% on the next $200 million, and 0.35% thereafter.
   J.P. Morgan has agreed to waive fees in the amount of 0.05% of Tax Managed Equity Fund's average daily net assets on the first $200 million through December 31, 1999. For the year ended October 31, 2000, SAAMCo paid fees in the amount of $534,906 to J.P. Morgan.

   SAAMCo has agreed to waive fees or reimburse expenses, if necessary, to keep annual expenses at or below 1.45% of average daily net assets on Class A shares and 2.10% of average daily net assets on Class B and Class II shares for the Tax Managed Equity Fund, and at or below 1.55% of the average daily net assets on Class A shares, and 2.20% of average daily net assets on Class B and Class II shares for the Biotech/Health 30 Fund. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

   At October 31, 2000, expenses previously waived or reimbursed by SAAMCo that are subject to recoupment are as follows:

      Tax Managed Equity Fund Class A ............................    $215,163
      Tax Managed Equity Fund Class B ............................     166,505
      Tax Managed Equity Fund Class II ...........................     172,495
      Biotech/Health 30 Class A ..................................      54,804
      Biotech/Health 30 Class B ..................................      36,457
      Biotech/Health 30 Class II .................................      35,308

   The Corporation, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SAAMCo. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of Directors and approved by its shareholders. Pursuant to such rule, the Directors and shareholders of each Class of shares of each fund have adopted distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

   Class II Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class II Plan, the distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the periods ended October 31, 2000, SACS received fees (see Statement of Operations) based upon the aforementioned rate.

   SACS receives sales charges on the Funds' Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Funds' Class B and Class II shares. SACS has advised the Funds that for the periods ended October 31, 2000 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                       CLASS A                          CLASS B
                                                   -----------------------------------------------   -------------
                                                                                                      CONTINGENT
                                                                     AFFILIATED     NON-AFFILIATED     DEFERRED
                                                   SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                   -------------   --------------   --------------   -------------
    Tax Managed Equity Fund......................    $668,191         $358,172         $202,104         $74,787
    Biotech/Health 30 Fund.......................     933,122          170,781          645,008           4,640

                                                                              CLASS II
                                                   ---------------------------------------------------------------
                                                                                                      CONTINGENT
                                                                     AFFILIATED     NON-AFFILIATED     DEFERRED
                                                   SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                                   -------------   --------------   --------------   -------------
    Tax Managed Equity Fund......................    $317,901         $192,508         $125,393         $34,089
    Biotech/Health 30 Fund.......................     166,583           57,128          109,455           2,709

   The Corporation has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SAAMCo. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

   the periods ended October 31, 2000 the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                       PAYABLE AT
                                                       EXPENSES                     OCTOBER 31, 2000
                                            ------------------------------   ------------------------------
                                            CLASS A    CLASS B    CLASS II   CLASS A    CLASS B    CLASS II
                                            --------   --------   --------   --------   --------   --------
    Tax Managed Equity Fund...............  $80,361    $89,563    $95,425     $7,008     $8,500     $9,218
    Biotech/Health 30 Fund................   24,476      8,356      7,138      5,652      3,702      3,318

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2000 were as follows:

                                                                      TAX MANAGED     BIOTECH/HEALTH 30
                                                                      EQUITY FUND           FUND
                                                                      ------------    -----------------
      Purchases (excluding U.S. government securities)............    $59,027,388        $96,666,096
      Sales (excluding U.S. government securities)................      8,318,230         40,718,028

NOTE 5. PORTFOLIO SECURITIES

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                                          TAX MANAGED     BIOTECH/HEALTH 30
                                                                          EQUITY FUND           FUND
                                                                         -------------    -----------------
         Cost (tax basis)............................................    $123,991,575        $67,197,981
                                                                         ============        ===========
         Appreciation................................................    $ 25,362,905        $ 9,486,303
         Depreciation................................................     (11,207,766)        (2,392,514)
                                                                         ------------        -----------
         Net unrealized appreciation.................................    $ 14,155,139        $ 7,093,789
                                                                         ============        ===========

   At October 31, 2000 the Tax Managed Equity Fund had a capital loss carryforward of $4,798,139 which will be available to the extent provided in regulations and which will expire in 2007-2008. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each fund were as follows:

                                                                   TAX MANAGED EQUITY FUND
                         -----------------------------------------------------------------------------------------------------------
                                                CLASS A                                                CLASS B
                         -----------------------------------------------------   ---------------------------------------------------
                                                          FOR THE PERIOD                                         FOR THE PERIOD
                                                          MARCH 1, 1999*                                         MARCH 1, 1999*
                            FOR THE YEAR ENDED                THROUGH               FOR THE YEAR ENDED              THROUGH
                             OCTOBER 31, 2000            OCTOBER 31, 1999            OCTOBER 31, 2000           OCTOBER 31, 1999
                         -------------------------   -------------------------   ------------------------   ------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                         ----------   ------------   ----------   ------------   ---------   ------------   ---------   ------------
Shares sold............   1,602,279   $ 22,950,803    3,854,550   $ 49,922,780   1,734,423   $24,698,344    2,060,880   $27,669,284
Shares redeemed........    (769,907)   (11,150,489)  (2,026,576)   (27,210,196)   (424,730)   (6,031,497)     (34,777)     (496,594)
                         ----------   ------------   ----------   ------------   ---------   -----------    ---------   -----------
Net increase...........     832,372   $ 11,800,314    1,827,974   $ 22,712,584   1,309,693   $18,666,847    2,026,103   $27,172,690
                         ==========   ============   ==========   ============   =========   ===========    =========   ===========

                                        TAX MANAGED EQUITY FUND
                         -----------------------------------------------------
                                               CLASS II
                         -----------------------------------------------------
                                                          FOR THE PERIOD
                                                          MARCH 1, 1999*
                            FOR THE YEAR ENDED                THROUGH
                             OCTOBER 31, 2000            OCTOBER 31, 1999
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares sold............   2,003,298   $ 28,654,618    2,098,012   $ 28,177,645
Shares redeemed........    (487,910)    (6,996,707)     (47,340)      (675,139)
                         ----------   ------------   ----------   ------------
Net increase...........   1,515,388   $ 21,657,911    2,050,672   $ 27,502,506
                         ==========   ============   ==========   ============

                                                      BIOTECH/HEALTH 30 FUND
                         --------------------------------------------------------------------------------
                                  CLASS A                     CLASS B                    CLASS II
                         -------------------------   -------------------------   ------------------------
                              FOR THE PERIOD              FOR THE PERIOD              FOR THE PERIOD
                              JUNE 14, 2000*              JUNE 14, 2000*              JUNE 14, 2000*
                                  THROUGH                     THROUGH                    THROUGH
                             OCTOBER 31, 2000            OCTOBER 31, 2000            OCTOBER 31, 2000
                         -------------------------   -------------------------   ------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                         ----------   ------------   ----------   ------------   ---------   ------------
Shares sold............   4,046,729   $ 55,420,384    1,532,598   $ 22,674,733   1,299,077   $19,237,646
Shares redeemed........  (2,136,733)   (31,991,539)     (58,994)      (885,718)    (19,200)     (295,379)
                         ----------   ------------   ----------   ------------   ---------   -----------
Net increase...........   1,909,996   $ 23,428,845    1,473,604   $ 21,789,015   1,279,877   $18,942,267
                         ==========   ============   ==========   ============   =========   ===========

* Commencement of Operations

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2000 -- (CONTINUED)

NOTE 7. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the $25,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. The Funds did not utilize the line of credit during the fiscal year October 31, 2000.

NOTE 8. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of October 31, 2000 the Tax Managed Equity Fund had accrued $2,648 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the year ended October 31, 2000 the Tax Managed Equity Fund expensed $1,978, which is included in Directors' fees and expenses on the Statement of Operations.

NOTE 9. SUBSEQUENT EVENTS

   Effective for purchases made on or after December 6, 2000, the maximum contingent deferred sales charge on Class B shares will change from 4% to 5%. In addition, Class B shares will convert to Class A shares eight years from the date of purchase rather than seven years from the date of purchase.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Strategic Investment Series, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax Managed Equity Fund and SunAmerica Biotech/Health 30 Fund (constituting the SunAmerica Strategic Investment Series, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
December 15, 2000

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
COMPARISON: PORTFOLIO VS. INDEX
As required by the Securities and Exchange Commission, the following graph compares the performance of a $10,000 investment in the SunAmerica Strategic Investment Series' portfolio to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Strategic Investment Series Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

TAX MANAGED EQUITY FUND
Tax Managed Equity Fund seeks high total return, with a view toward minimizing the impact of taxes on investors' return by utilizing strategic buy and sell decisions and other cutting-edge tax management policies. In 2000, the Fund did not pass on any negative tax consequences to shareholders. The Fund Class A also outperformed the S&P 500 Index for the twelve months ended October 31, 2000, with a return of 6.52% as compared to 6.09% for the S&P 500 Index. (Returns do not reflect the impact of sales charges.) As you can see in the chart, all share classes of the Fund have closely tracked the performance of the S&P 500 Index over the longer term. Remember, the S&P 500 is an unmanaged index that does not incur fees and expenses, unlike an actively managed mutual fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S&P 500 INDEX (DIVIDENDS REINVESTED)  CLASS A  CLASS B  CLASS II
3/1/99                                  10,000    9,425   10,000     9,900
3/31/99                                 10,400    9,840   10,440    10,336
4/30/99                                 10,802   10,322   10,944    10,827
7/31/99                                 10,786   10,202   10,793    10,692
10/31/99                                11,098   10,293   10,664    10,771
1/31/00                                 11,389   10,716   11,303    11,199
4/30/00                                 11,897   10,942   11,511    11,412
7/31/00                                 11,755   10,837   11,391    11,293
10/31/00                                11,776   10,966   11,103    11,404


                                                                    CLASS A                CLASS B                CLASS II
                                                                           SEC                    SEC                    SEC
                                                              CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
                        TAX MANAGED                           TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
                        EQUITY FUND                           RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return                                                   6.52%      0.40%       5.89%      1.89%       5.88%      3.82%
Since Inception*                                               16.32%      5.67%      15.04%      6.48%      15.20%      8.76%

+ Traditional returns do not include sales load.
* Commencement of Operations - Class A: 3/01/99; Class B: 3/01/99;
Class II: 3/01/99
For the 12 month period ending October 31, 2000, Tax Managed Equity Fund Class A returned 0.40%, Class B returned 1.89% and Class II returned 3.82%, compared to 0.09% for the S&P 500 Index. (Past performance is no guarantee of future results.)